UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 3, 2007
Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-31552	87-0543688
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts 01104
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (800) 331-0852
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 23.1
Exhibit 23.2
Exhibit 99.1
Exhibit 99.2

Explanatory Note
On January 3, 2007, Smith & Wesson Holding Corporation filed a Form 8-K, under Item 2.01 to report the completion of its acquisition of Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms Company, Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Smith & Wesson Holding Corporation stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) to Form 8-K. Smith & Wesson Holding Corporation hereby amends its Form 8-K filed on January 3, 2007 in order to provide the required financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, eleven month period ended December 5, 2004, and Bear Lake Acquisition Corp. for the month period ended December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited), are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
(b)	Pro Forma Financial Information
The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and as of and for the six months ended October 31, 2006, giving effect to the acquisition of Bear Lake Acquisition Corp, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(d)	Exhibits
99.1	The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, for the July 1, 2004 through December 5, 2004; and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited).

99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and as of and for the six months ended October 31, 2006, giving effect to the acquisition of Bear Lake Acquisition Corp.

23.1	Consent of Nathan Wechsler & Company, PA

23.2	Consent of Grant Thornton LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: February 12, 2007	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Nathan Wechsler & Company, PA

23.2	Consent of Grant Thornton LLP

99.1	The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, for the July 1, 2004 through December 5, 2004; and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited).

99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and as of and for the six months ended October 31, 2006, giving effect to the acquisition of Bear Lake Acquisition Corp.